Exhibit
99.2
USCB FINANCIAL HOLDINGS EARNINGS PRESENTATION THIRD QUARTER
2026 NASDAQ: USCB

FORWARD-LOOKING
STATEMENTS
This presentation may contain statements
that are
not historical
in nature and are
intended to be, and are
hereby identified
as, forward-looking
statements
for purposes of the safe
harbor provided by Section 21E of
the Securities
Exchange Act of 1934, as amended. Forward-looking statements are
those that are
not historical
facts.
The words “may,” “will,”
“anticipate,”
“could,” “ should,”
“would,” “believe,”
“contemplate,”
“expect,”
“aim,”
“plan,”
“estimate,”
“continue,”
“seek,”
and “intend,” the
negative
of these
terms, as
well as
other similar
words and expressions of
the future, are
intended to identify
forward-looking statements.
These forward-looking statements
include,
but are not limited
to, statements
related
to our projected growth, anticipated
future financial
performance,
and management’s long-term
performance
goals, as
well as
statements
relating
to the anticipated
effects
on our results of operations
and financial
condition from expected or
potential
developments or events,
or business and
growth strategies,
including anticipated
internal
growth and potential future
additional
balance
sheet
restructuring.
All numbers included in this presentation
are
unaudited unless otherwise
noted. These forward-looking statements
involve significant
risks
and uncertainties
that
could cause our actual
results
to differ materially
from those anticipated
in such statements.
Potential
risks
and uncertainties
include,
but are not limited
to: the strength of
the United States
economy in general and the strength
of the local
economies in
which we conduct operations; our ability
to successfully
manage interest
rate
risk,
credit
risk,
liquidity risk, and other
risks inherent
to our industry; the accuracy
of our financial
statement
estimates
and assumptions, including the
estimates
used for our allowance
for credit
losses;
the efficiency
and effectiveness
of our internal
control procedures
and
processes;
our ability to comply with the extensive
laws and regulations
to which we are subject,
including the laws for
each
jurisdiction where
we operate; adverse
changes or conditions
in the capital
and financial
markets,
including actual
or potential stresses
in the banking industry; deposit attrition
and the level
of our uninsured deposits; legislative
or regulatory changes
and changes, including the enactment
of the One Big Beautiful
Bill, in accounting principles,
policies,
practices
or guidelines; the lack
of a significantly
diversified
loan portfolio and our concentration
in the South Florida market, including the risks
of geographic, depositor,
and industry concentrations,
including our concentration
in loans secured
by real estate,
in particular,
commercial
real
estate;
the effects
of climate
change;
the concentration
of ownership of our common
stock; fluctuations
in the price
of our common
stock; our ability
to fund or
access
the capital
markets
at attractive
rates
and terms
and manage our growth, both
organic growth as well as
growth through
other means, such as
potential
future
acquisitions;
inflation,
interest
rate,
unemployment rate, and market and
monetary fluctuations;
the effects
of potential new or increased
tariffs,
retaliatory
tariffs
and trade restrictions;
the impact of international
hostilities
and geopolitical
events; increased
competition and its effect
on the pricing of our products and services
as well
as our net interest
rate
spread
and net interest
margin; the
loss of key employees; the
effectiveness
of our risk management strategies,
including operational
risks,
including, but not limited to, client,
employee, or
fourth-party fraud
and security breaches;
and other risks
described
in this presentation
and other filings
we make with the Securities
and Exchange Commission (“SEC”). All forward-looking statements are necessarily
only estimates
of future results,
and there can
be no assurance
that actual
results
will
not differ materially
from expectations.
Therefore,
you are cautioned
not to place
undue reliance
on any forward-looking statements.
Further,
any forward-looking statements
included in this
presentation
are
made only as of the date
hereof,
and we undertake no obligation to update or revise any forward-looking statements to reflect
events or circumstances
occurring after
the date on which the statements
are
made or to reflect
the occurrence
of unanticipated
events,
unless
required
to do so
under the federal
securities
laws. You should also review
the risk
factors
described
in the reports
USCB
Financial
Holdings, Inc. has
filed or will file
with the SEC. Non-GAAP
Financial
Measures
This presentation
includes
financial
information determined
by methods
other than in accordance
with generally
accepted
accounting principles
(“GAAP”). This financial
information includes
certain
operating performance
measures.
Management has included these
non-GAAP
financial
measures
because
it believes
these
measures
may provide useful supplemental
information for evaluating
the Company’s expectations
and underlying performance trends.
Further,
management uses
these
measures
in managing and evaluating the Company’s business and intends to refer
to them in discussions
about our operations and performance.
Operating performance
measures
should be viewed in addition to, and not as an alternative
to or substitute
for, measures
determined
in accordance
with
GAAP,
and are
not necessarily
comparable to
non-GAAP
measures that
may be presented by other companies.
Reconciliations
of these
non-GAAP
measures to
the most directly
comparable
GAAP
measures
can be found in the Non-GAAP
financial
measures
reconciliation
tables
included in this presentation.

Q3 2026
HIGHLIGHTS
- Highest Quarterly
Net Income Since
IPO EARNINGS
& PROFITABILITY
Net income of $9.5 million,
the highest quarterly
net income since
our IPO; $0.51 per
diluted share.
ROAA
was 1.27% and
ROAE
was 16.03%. Net interest
income before
provision for credit
losses
was $24.3 million compared
to $24.4 million for Q2. Net interest
margin was 3.37% compared to 3.49% for
Q2. Deposit cost increased
3 bps to
2.19% compared to Q2. Efficiency ratio
was 54.62% compared to 49.97%
for Q2. BALANCE
SHEET EOP
total assets
totaled
$3.01 billion. Average loans
increased
$50.1 million or 8.8% annualized compared to Q2. Average
deposits
increased
$22.3 million or 3.6% annualized compared to Q2. Average
DDA
increased
$40.7 million or 7.2% over prior year. Accumulated
other comprehensive
income. CAPITAL/ CREDIT
Non-performing loans were
$7.7 million,
or 0.33%
of total loans,
with the increase
primarily attributable
to one loan. ACL
to total loans
was 1.16%. Net charge-offs
were negligible
during the quarter
at
$23 thousand. Total risk-based
capital
ratio
was 14.07% for the Company. AOCI(1)
loss widened $11.9 million to $43.3 million compared to Q2. Accumulated other comprehensive income. 3

HISTORICAL
FINANCIALS
– Consistent Growth, Profitability
and Credit Discipline
EOP for Balance Sheet amounts Loans (1)
(In millions)
$765 $2,322 2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 Deposits
(In millions)
$820 $2,446 2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 Total
Stockholders’ Equity (In millions)
$114 $229 2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 ACL/Total
Loans (2) 1.33% 1.16%
2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 Net
charge-offs (recoveries) (In thousands) ($2,182) $23 2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 Nonperforming
Assets/Total Assets
0.17% 0.26% 2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3
2026 Net Interest
Income
(In millions)
$31 $84 2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 Efficiency
ratio 86.65% 54.62% 2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3
2026 PTPP ROAA
(3) 0.52% 1.64%
2017 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 (1)
Loan amounts
include deferred fees/costs.
(2) ACL
was calculated
under the CECL
standard methodology
for all periods
beginning January 1, 2023,
and the incurred
loss methodology
for all periods
before. (3) Non-GAAP
financial measure.
See reconciliation in
this presentation. 4

DIFFERENTIATED
FRANCHISE
DRIVING
CONSISTENT
PERFORMANCE
Attractive
Market South Florida franchise
positioned in dynamic and growing
markets.
Commercially attractive
footprint Business and wealth-migration
tailwinds Relationship
opportunities
across
local
markets A Dynamic market driving business
growth Relationship-Driven
Model Local decision-making
with direct
access
to experienced
bankers. Faster
execution
than larger
institutions Senior-level
client
engagement High-touch concierge
service
for commercial
and private clients
Community-bank
responsiveness
with public-bank discipline Business
Verticals
Diversified
funding supported by targeted relationship
verticals.
Association Banking Private
Client Group Correspondent Banking Deposit-focused
verticals:
approx. 30%
of deposits at
9/30/26 Proven Execution Strong earnings, disciplined
growth and
sound credit quality.
Q3 2026
ROAA:
1.27%; ROAE:
16.03% Average loans +10.0% year-over-year NPLs/total
assets:
0.26% Quarterly performance
reflects
disciplined
execution
A scalable
community-bank
model combining local execution,
specialized
deposits,
disciplined
credit
and attractive
market positioning. 5

FINANCIAL
RESULTS
– Net Interest
Income Up 14.2% Year-over-Year
Balance
Sheet (EOP) Income Statement
Q3 2026 Q2
2026 Q3 2025 In thousands
(except per share
data)
Total Securities
$475,725 $468,986 $480,544 Total Loans (1) $2,322,094 $2,322,385 $2,130,966 Total
Assets $3,011,481 $3,019,701 $2,767,945 Total Deposits
$2,446,315 $2,452,271 $2,455,614 Total Equity (2)
$229,362 $233,238 $209,095 Net Interest
Income $24,300 $24,387 $21,274 Non-Interest
Income
$2,672 $3,560 $3,684 Total Revenue
(3) $26,972 $27,947 $24,958 Provision for
Credit Losses $53 $1,267 $105 Non-Interest
Expense $14,731 $13,966 $13,048 Income Before
Income Taxes
$12,188 $12,714 $11,805 Income Tax
Expense $2,660 $3,636 $2,866 Net Income
$9,528 $9,078 $8,939 Diluted Earnings
Per Share (EPS)
$0.51 $0.49 $0.45 Weighted Average
Diluted Shares
18,662,385 18,509,572 19,755,820 (1) Loan amounts
include deferred fees/costs.
(2) Total Equity includes
accumulated
other comprehensive
loss of $43.3 million for Q3 2026, $31.4 million for Q2
2026, and $37.8 million
for Q3 2025. (3) Equals net interest
income before
provision for credit
losses
plus non-interest
income. (4)
Non-GAAP
financial
measures.
See reconciliation
in this presentation.

KEY
PERFORMANCE
INDICATORS
- 16% ROAE
and 7.5% Year-over-Year TBV Growth In thousands (except
for TBV/share and ratios)
Q3 2026 Q2
2026 Q3 2025 GROWTH
PROFITABILITY
CAPITAL/CREDIT
Total Assets (EOP) $3,011,481 $3,019,701 $2,767,945 Total Loans
(EOP) (1) $2,322,094 $2,322,385 $2,130,966 Total
Deposits (EOP)
$2,446,315 $2,452,271 $2,455,614 Tangible Book
Value/Share (2)(4) $12.42 $12.64 $11.55 Return
On Average
Assets (3) 1.27%
1.26% 1.27% Return
On Average Equity (3) 16.03% 15.90%
15.74% Net
Interest
Margin (3) 3.37% 3.49% 3.14%
Efficiency Ratio
54.62% 49.97% 52.28%
Tangible Common
Equity/Tangible Assets (4)
7.62% 7.72% 7.55%
Total Risk-Based Capital
(5) 14.07% 13.88%
14.20% NCO/Avg
Loans (3)
0.00% 0.05% 0.00%
NPA/Total
Assets
0.26% 0.07% 0.05%
Allowance for Credit Losses/Loans
1.16% 1.15%
1.17% (1) Loan amounts include deferred
fees/costs.
(2) AOCI effect
on tangible book value per share
was ($2.35) for Q3 2026,
($1.70) for Q2 2026
and ($2.09) for
Q3 2025.
(3) Annualized. (4) Non-GAAP
financial
measure.
See reconciliation
in this presentation.
(5) Reflects
the Company's regulatory capital
ratios.

DEPOSIT
PORTFOLIO
– Stable $2.4B Deposit Base; Cost Down 34 bps
Year-over-Year
Deposits
AVG In millions (except
ratios)
$2,457 $2,453 $2,427 $2,489 $2,511 2.53% 2.28% 2.20%
2.16% 2.19% $1,887 $1,857 $1,842 $1,857 $1,901 $570 $596 $585 $632 $610 Q3
2025 Q4 2025 Q1
2026 Q2 2026 Q3
2026 Non-Interest-bearing demand
deposits Interest-bearing deposits Deposit
Cost (1) Deposit
EOP In millions $2,456
$2,345 $2,494 $2,452 $2,446 $520 $528 $552 $532 $556 $1,291 $1,186 $1,264 $1,252 $1,227 $61 $47 $57 $50 $61 $584 $584 $621 $618 $602 Q3 2025 Q4
2025 Q1 2026 Q2
2026 Q3 2026 Non-interest-bearing
demand deposits Interest-bearing
checking deposits Saving and
money market
deposits Time
deposits Commentary
Average deposits totaled
$2.5 billion, reflecting an
increase
of $22.3 million or 3.6%
annualized
compared to prior quarter
and an increase
of $54.2 million or 2.2%
compared to the third
quarter
of 2025. Deposit cost was 2.19%, down 34 bps
year-over-year.
The 3-bps increase
from the prior quarter
reflects
deposit mix shifting to interest
bearing
deposits while
the cost of
interest-bearing
deposits
was unchanged at 2.90%. EOP deposits increased
$101.2 million,
or 4.3%, from December 31, 2025, and were stable
compared with the prior quarter.
(1) Reflects
effects
of non-interest-bearing
deposits.

LOAN
PORTFOLIO
– Average Loans Up 10.0%
Year-over-Year
Total Loans (AVG) (1) In millions
(except
ratios)
6.21% 6.16% 6.11%
6.20% 6.11% $2,099 $2,131 $2,178 $2,259 $2,309 Q3
2025 Q4 2025 Q1
2026 Q2 2026 Q3
2026 Loans Loan Yields
Total Gross
Loans (EOP)
(1) In millions $2,125 $2,183 $2,234 $2,317 $2,317 $208 $207 $208 $208 $194 $105 $128 $128 $138 $128 $269 $296 $291 $300 $298 $317 $308 $347 $357 $348 $1,226 $1,245 $1,260 $1,314 $1,349 Q3
2025 Q4 2025 Q1
2026 Q2 2026 Q3
2026 Commercial
real estate Residential
real estate Commercial
real estate Correspondent
banks Consumer
and other Commentary
Average loans increased
$50.1 million or 8.8%
annualized
compared to prior quarter
and $210.0 million or
10.0% compared to third quarter 2025. Loan yield was 6.11%, compared with 6.20%
in the prior quarter,
reflecting
lower net
loan fee income
during the quarter. New loan fundings of $157 million offset $155 million of payoffs and scheduled amortization,
keeping period-end loans stable
at $2.3 billion compared with the
prior quarter.
Period-end loans
were up $191.1 million,
or 9.0%, year-over-year.
EOP Loan
Roll-Forward (1) In millions
Q2 2026 $ 2,317 New
loan funding/Line changes
156 Other (1) Loan amortization
(23) Payoffs
(132) Q3 2026 $ 2,317 (1)
Excludes deferred
fees/cost.

LOAN
PRODUCTION
– $616 Million
of Loan Production Year-to-Date
Net Loan Production Trend In millions,
except
for ratios
6.43% 5.93% 5.87%
5.90% 6.02% $132 $113 $196 $137 $188 $136 $272 $189 $156 $155 Q3
2025 Q4 2025 Q1
2026 Q2 2026 Q3
2026 Loan Production/Line
changes Loan Amortization/payoffs
New
loans weighted
average coupon Loan Composition
Trend EOP
(1) In millions,
except for ratios
$948 $2,317 28% 15% 63%
58% 9% 27%
Jun-20 Sep-26 Residential real
estate
Commercial real
estate
Real Estate
Loans Commercial and industrial,
correspondent
banks, and Consume
rand other Commentary New loan production totaled $156.0 million in Q3
2026, up 18%
from $132.0 million
in Q3 2025. New
loan production excluding correspondent banking loans was $111.4 million which carried a weighted-average
coupon of 6.29%.
Loan payoffs and amortization totaled
$155.0 million during the quarter,
reflecting
elevated
prepayment activity
in 2026. Embedded
prepayment penalties
help protect
yield and earnings, generated
over $636 thousand of prepayment penalty income year-to-date.
The weighted-average
coupon on new
loans increased
12 bps to
6.02%, compared with 5.90%
for the prior
quarter. 10

NET
INTEREST
MARGIN
– NIM Up
23 bps Year-over-Year
to 3.37% Net Interest
Income/Margin (1) In thousands (except
ratios)
3.14% 3.27% 3.27%
3.49% 3.37%
$21,274 $22,207 $22,048 $24,387 $24,300 Q3 2025 Q4
2025 Q1 2026 Q2
2026 Q3 2026 Net
interest income
NIM NIM
QoQ
changes (1) 3.49% -0.07%
-0.03% -0.02% 3.37%
Q2 2026 Yield
on Loans Deposit
cost/Funding Mix
Other Interest-Eearnings
Assets Q3 2026 Commentary Net interest
income was $24.3 million,
compared with $24.4 million for prior quarter
and up $3.0 million or
14.2% compared to third quarter 2025. NIM was 3.37%
compared with 3.49% for the prior quarter.
Lower net loan fee
income reduced
NIM by 7
bps, bringing loan
yield to 6.11% from 6.20%.
A shift in funding mix toward interest-bearing
deposits
and borrowings reduced NIM by 3
bps, and lower income on other earning assets
reduced NIM by 2 bps. NIM
was 23 bps higher than for the third quarter
of 2025, up
from 3.14%.
Interest
Rates and Yields Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Loans
6.21% 6.16% 6.11%
6.20% 6.11% Investment
securities 3.03% 3.01% 3.05%
3.35% 3.34% Interest-earning
assets
5.56% 5.54% 5.49%
5.67% 5.57% Deposits (2) 2.53%
2.28% 2.20% 2.16%
2.19% Interest-bearing
liabilities
3.34% 3.14% 3.05%
3.05% 3.06% Annualized.
Reflects
effects
of non-interest-bearing
deposits.

ASSET
QUALITY
– Credit Quality Supports Sustainable
Growth Allowance for Credit Losses
In thousands (except
ratios)
1.17% 1.16% 1.16%
1.15% 1.16%
$24,964 $25,500 $26,102 $26,701 $27,018 Q3 2025 Q4
2025 Q1 2026 Q2
2026 Q3 2026 Allowance
for credit losses
Non-performing
Loans In thousands (except ratios)
0.06% 0.14% 0.16%
0.09% 0.33% $1,310 $3,138 $3,640 $2,148 $7,689 Q3
2025 Q4 2025 Q1
2026 Q2 2026 Q3
2026 Non-accrual loans
Non-performing
loans to total
loans Commentary
The allowance
for credit
losses
had a net increase
of $317 thousand from the prior quarter,
and $2.1 million compared to third quarter
2025. ACL
to total loans
was 1.16% as of September 30, 2026. Non‑performing loans increased by $5.5 million from the prior quarter
to $7.7 million due to one loan. The non‑performing loans‑to‑total loans ratio
was 0.33% as of September 30, 2026. Classified
Loans (1) to Total Loans 0.22% 0.29% 0.30% 0.20%
0.44% Q3
2025 Q4 2025 Q1
2026 Q2 2026 Q3
2026 (1) Loans classified
as substandard
at period end. No loans classified
doubtful at any of the dates
presented. 12

NON-INTEREST
INCOME
- Core Fee
Income Stable; Lower Swap Activity Following Strong First Half In thousands (except ratios)
Q3 2026 Q2
2026 Q1 2026 Q4
2025 Q3 2025 Total
service fees $1,542 $2,601 $3,100 $2,209 $2,661 Wire fees $645 $618 $623 $656 $647 Swap fees $22 $572 $1,554 $449 $790 Other
$875 $1,411 $923 $1,104 $1,224 Gain (loss)
on sale of
securities available for
sale - -
$14 ($7,498) ($28) Gain on
sale
of loans held for sale
$165 - $106 $197 $128 Other income
$965 $959 $930 $914 $923 Total non-interest income
$2,672 $3,560 $4,150 ($4,178) $3,684 Average total assets $2,965,481 $2,900,725 $2,834,717 $2,799,863 $2,798,115 Non-interest income/Average assets (1) 0.36% 0.49% 0.59% (0.59%)
0.52% Commentary
Non-interest
income was $2.7 million,
compared with $3.6 million in the
prior quarter,
primarily due
to lower swap fee income
and lower other service
fees,
including prepayment penalties,
partially offset
by a $165 thousand gain
on sale of
loans. Wire fees,
our largest
recurring
fee
category,
were $645 thousand compared with $618 thousand in the prior quarter.
Non-interest
income was 9.9% of total revenue
for third quarter
2026 and 12.8%
year-to date.
(1) Annualized.

NON-INTEREST EXPENSE – Continued Investment in Talent to Support Growth

In thousands (except ratios)

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025
Salaries and employee benefits	$9,295	$8,537	$8,570	$8,668	$7,909
Occupancy	1,352	1,369	1,316	1,327	1,382
Regulatory assessments and fees	392	397	484	443	377
Consulting and legal fees	663	583	561	900	585
Network and information technology services	802	524	560	599	656
Other operating expense	2,227	2,556	2,220	2,338	2,139
Total non-interest expense	**$14,731**	**$13,966**	**$13,711**	**$14,275**	**$13,048**
Operating efficiency ratio (1)	54.62%	49.97%	52.36%	55.92%	52.22%
Non-interest expense/Average assets (2)	1.97%	1.93%	1.96%	2.02%	1.85%
Full-time equivalent employees	222	216	211	204	206

Commentary

Non-interest expense was $14.7 million, an increase of $765 thousand from the prior quarter, primarily due to a $758 thousand increase in salaries and employee benefits, reflecting the addition of staff, merit increases and higher performance-based incentive accruals. Additionally, network and information technology expense increased primarily by $134 thousand due to enhancements to the data server infrastructure.

Non-interest expense to average assets was 1.97%, consistent with the last three quarters.

(1) Non-GAAP financial measures. See reconciliation in this presentation.
(2) Annualized.

14

CAPITAL
- Strong Capital Levels
Support Continued
Organic Growth Capital Ratios
(1) Leverage
Ratio TCE/TA (2) Tier 1 Risk-Based Capital
Total Risk-Based Capital
AOCI In Millions Q3
2026 8.88% 7.62% 11.23%
14.07% ($43.3) Q2
2026 8.81% 7.72% 11.01%
13.88% ($31.4) Q3
2025 8.47% 7.55% 11.17%
14.20% ($37.8) Well-Capitalized
5.00% NA
8.00% 10.00% Commentary
On October 19, 2026,
the Company’s Board
of Directors
declared
a quarterly
cash
dividend of $0.125
per share on the Company’s Class
A common
stock. The dividend will be payable
on December 4, 2026, to shareholders
of record as
of the close
of business on November 16, 2026. AOCI
was ($43.3) million at September
30, 2026, compared with ($31.4) million at June 30,
2026. The $11.9 million
change primarily
reflects
lower fair
values in the
AFS portfolio
due to the interest
rate
environment. (1) Reflects
the Company's regulatory capital
ratios. (2)
Non-GAAP
financial
measures.
See
reconciliation
in this presentation.

TAKEAWAYS
- Attractive
Franchise
Positioned for Continued Growth Commercially oriented
loan portfolio Leading franchise
located
in one of the most attractive
banking markets in U.S. Scarcity
value in the Miami MSA Robust
capital
position with regulatory ratios
well in excess
of “well
capitalized”
threshold Commercially
oriented
loan portfolio Demonstrated
profitability
profile
since
2015 recap further
improved by current management team Strong asset
quality – minimal charge-offs
experienced
since
2015 recap Attractive
deposit base
driven by steady growth in specialized
verticals
Balanced liquidity
profile
with a 94.9% loan/deposit ratio
(EOP) 16

APPENDIX
– NON-GAAP
RECONCILIATION
In thousands (except
ratios)
As of or For the Three Months Ended Line item 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Pre-tax pre-provision (“PTPP”)
income: (1) Net income $9,528 $9,078 $9,351 $1,363 $8,939 Plus:
Income tax
expense 2,660 3,636 2,335 1,911 2,866 Plus:
Provision for credit losses 53 1,267 801 480 105 PTPP income $12,241 $13,981 $12,487 $3,754 $11,910 PTPP return on average
assets: (1) PTPP
income $12,241 $13,981 $12,487 $3,754 $11,910 Average assets $2,965,481 $2,900,725 $2,834,717 $2,799,863 $2,798,115 PTPP
return on average
assets (2) 1.64% 1.93%
1.79% 0.53% 1.69%
Operating net
income: (1) Net income $9,528 $9,078 $9,351 $1,363 $8,939 Less: Net gains (loss) on sale
of securities
– – 14 (7,498) (28) Less: Tax effect
on sale of securities
– – (4) 1,900 7 Plus: Tax (benefit)
liability
expense from prior periods – – (619) (3)
1,096 (4) – Operating net income $9,528 $9,078 $8,722 $8,057 $8,960 Operating return on average assets:
(1) Operating net income
$9,528 $9,078 $8,722 $8,057 $8,960 Average assets $2,965,481 $2,900,725 $2,834,717 $2,799,863 $2,798,115 Operating
net income
return on average
assets
(2) 1.27% 1.26%
1.25% 1.14% 1.27%
Operating return on average
equity: (1) Operating
net income $9,528 $9,078 $8,722 $8,057 $8,960 Average equity $235,885 $228,933 $222,226 $212,393 $225,316 Operating net
income return
on average equity
(2) 16.03% 15.90%
15.92% 15.05% 15.78%
Operating revenue:
(1) Net interest
income $24,300 $24,387 $22,048 $22,207 $21,274 Non-interest income
2,672 3,560 4,150 (4,178) 3,684 Less: Net
gains (losses)
on sale of
securities
– – 14 (7,498) (28) Operating revenue
$26,972 $27,947 $26,184 $25,527 $24,986 Operating efficiency ratio: (1) Total non-interest
expense
$14,731 $13,966 $13,711 $14,275 $13,048 Operating revenue
$26,972
$27,947 $26,184 $25,527 $24,986 Operating efficiency
ratio
54.62% 49.97% 52.36%
55.92% 52.22%
Footnotes: The
Company
believes these
non-GAAP
financial
measurements
are
key indicators
of the ongoing earnings power of the Company. Annualized. The Company recognized
a $619 thousand income tax benefit
in the first
quarter
of 2026 due
to an adjustment to the deferred
tax asset
calculation
from 2025. State tax liability
expenses
for 2024 and for the first three
quarters
of 2025 were recognized
during the fourth quarter of 2025. The state
tax expense
is related
to taxes due on interest
income on loans whose collateral
is located
outside of the
State of Florida. 17

APPENDIX
– NON-GAAP
RECONCILIATION
In thousands (except
ratios
and share
data) As of or For the Three Months Ended Line item 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Tangible book value per common share (at period-end): (1)(4) Total
stockholders’
equity $229,362 $233,238 $223,246 $217,183 $209,095 Less: Intangible assets – – – – – Tangible stockholders’ equity (3) $229,362 $233,238 $223,246 $217,183 $209,095 Total shares issued and outstanding (at period-end):
Total common shares issued
and outstanding 18,465,077 18,459,470 18,257,400 18,137,885 18,107,385 Tangible book value per common
share (2) $12.42 $12.64 $12.23 $11.97 $11.55 Operating diluted net income
per common
share: (1) Operating net income
$9,528 $9,078 $8,722 $8,057 $8,960 Total weighted
average diluted shares
of common stock 18,662,385 18,509,572 18,454,006 18,348,725 19,755,820 Operating
diluted net income
per common
share $0.51 $0.49 $0.47 $0.44 $0.45 Tangible
Common
Equity/Tangible Assets
(1)(4) Tangible stockholders’
equity (3) $229,362 $233,238 $223,246 $217,183 $209,095 Tangible total assets (3) $3,011,481 $3,019,701 $2,845,735 $2,791,540 $2,767,945 Tangible
Common
Equity/Tangible Assets
7.62% 7.72% 7.84%
7.78% 7.55% Footnotes:
The Company
believes these non-GAAP
financial measurements
are
key indicators
of the ongoing earnings power of the Company. Excludes the dilutive effect, if any, of shares
of common stock issuable upon exercise
of outstanding stock options. Since the
Company
has no intangible assets,
tangible stockholders’
equity and tangible total
assets
are
the same
amounts as stockholders’ equity
and total assets,
respectively,
as calculated
under GAAP. The
decrease
in total stockholders’
equity in September 2025 was primarily driven by the repurchase of 2.0 million shares
of Class
A common
stock,
as previously disclosed.

APPENDIX
– BUSINESS
VERTICALS
Private Client
Group (1) $317MM
Deposits Deposit aggregating focus/strategy.
Tailored
products & services
for professionals,
professional
firms,
business
owners, and affluent
individuals and their
families.
PCG
also
provides concierge-level
banking service
for the legal
and healthcare
sectors
delivering
financial
solutions designed specifically
for these
professionals.
Yacht Lending $189MM
Loans Yacht financing
for larger
vessels,
transaction
range is
$750k -$7.5MM.
Brokered oriented business,
3 vendor approved brokers. Member of the National Marine
Lenders Association.
Launched this new vertical
in 2022. Association Banking $178MM
Deposits / $137MM
Loans Deposit aggregating focus/strategy.
Banking for Homeowner Associations and Property Managers.
Offer
deposit collection
services
and esoteric
lending solutions ranging from insurance
premium and large capital
improvements
financing.
Significant
lending capacity
to target
large
credits.
SBA
/ Small Business
Lending $66MM
Loans Relationship-oriented
business
focused
on delivering fast
loan commitments to small
and medium-sized
enterprises.
Predominately small
business
line of credits
and CD
secured
loans. Affordable SBA loan provider. Approved by the
SBA
to participate
in the Preferred
Lenders Program. Specialty
banking products, services
and solutions designed
for small
businesses,
homeowner associations,
law firms,
medical practices
and other professional
services
firms,
yacht lending and global banking services
Correspondent Banking $248MM
Deposits / $129MM
Loans Comprehensive
range
of both domestic and international
services
with the latest
in technology to ensure quick processing.
Focus on Caribbean and Latin American countries.
Correspondent banking services
include letters
of credit,
foreign collections,
wire transfers,
ForEx and
trade
finance. Balances
as
of
September 30, 2026. (1) Effective
4th quarter
2025, the Private Client
Group vertical
now includes balances
for the entire
business
unit, encompassing
not only some Jurist Advantage and Health Industry
sectors,
but also other
professional
and affluent client
segments. Accordingly,
balances
presented
for PCG reflect
the full scope
of the business
unit, rather
than select
sectors
as previously reported.
When evaluating period-over-period
trends,
please
consider this
expanded scope. 19

APPENDIX
– LOAN
PORTFOLIO
MIX Loan
Portfolio Mix (1) Residential
real
estate
15% CRE
– Owner occupied 8% CRE
– Non-owner occupied 50% Commercial and industrial
13% Correspondent banks 6% Consumer
and other 8% Commentary Total loan balance at
quarter
end was $2,317 million (4). Commercial
Real Estate
(owner occupied and non-owner occupied) was
58.2% or
$1,349 million of the total loan
portfolio. CRE
mix is diversified
and granular. Retail
non-owner occupied makes up 25.2% of
total CRE or $343.9 million.
CRE
Loan Mix Other 3%
Retail
25% Multifamily 26% CRE
– Owner Occupied 14% Office 8% Warehouse 12% Hotels
8% Land/Construction 4%
$1,349MM
CRE
Loan Portfolio (non-owner occupied and owner occupied) Weighted Average
Loan Type Outstanding Balance (1) LTV (2) DSCR
(3) Average Loan Size
(1) Retail
$364 56% 1.53 $3.1 Multifamily
$348 55% 1.35 $2.0 Office $169 52% 1.99 $1.4 Warehouse
$236 56% 2.01 $1.7 Hotel $105 57%
2.05 $3.6 Other $78 54%
1.76 $1.6 Land/Construction $49 52% NA
$2.0 (1) Balance in millions.
Excludes deferred
fees/cost.
(2) LTV - Loan to value ratio. (3)
DSCR - Debt service
coverage
ratio. (4)
Includes
loan types: office,
warehouse,
retail
and other 20

APPENDIX
– SECURITIES
PORTFOLIO
EOP for
Balance
Sheet amounts, in millions Portfolio
Composition CMO
24% MBS
13% CMBS
44% SBA
6% Agency 4%
Municipalities
1% Bank Subordinated Debt 9%
Commentary Securities
portfolio totaled
$475.7 million;
72.0% of the portfolio is classified
as
AFS, while 28.0%
is classified
as
HTM.
Modified duration increased
to 5.5 years,
while average
life
extended to 6.5 years,
reflecting
lower mortgage prepayment
expectations
following the September 2026 rate increase.
We expect to
receive
$13.5 million from the securities
portfolio for the
remainder of
2026, at current
rates;
these
cashflows
will support loan growth and/or deposit volatility. 80% of the portfolio is invested in agency mortgage-backed
securities,
boosting liquidity. Securities
Portfolio Key Metrics
Metrics
as of 09/30/2026 Securities
portfolio (in millions)
$ 475.7 AFS as %
of portfolio 72% HTM
as % of portfolio 28% Qtr. weighted avg. port. yield
3.34% Average life
6.5 Modified duration 5.5 Estimated
Short Term Cashflows (in millions)
-100 Base +100 Remaining 2026 $17.8 $13.5 $13.1 2027 $74.9 $56.4 $52.2 2028 $56.0 $47.7 $43.9 2029 $43.9 $41.2 $38.1 Total
Cashflow $192.6 $158.8 $147.3 Total Cashflow
/ Total Portfolio 35%
29% 27% 21

APPENDIX
– INTEREST
RATE
SENSITIVITY
Loan Portfolio Repricing Profile
by Rate Type (1) Fixed
Rate $823MM 36%
Hybrid ARM
$77M 3%
Variable Rate
$1,417MM
61 $2,317MM
Variable & Hybrid Rate Loans $523MM
35% $177MM
8% $854MM
57% Prime
CMT
SOFR Loan
Repricing Schedule Variable
& Hybrid Rate Loans (1) $431MM
29% $802MM
54% $158MM
10% $103MM
7% $1,493MM
Yrs 1-2 yrs
2-3 yrs >3
yrs. Static
NII Simulation Year
1 &
2 Net Interest
Income change
from base
($ in thousands and % change) 2.1% -100 +100
-3.2% -100 -1.7% +100
-0.3% Excludes deferred
fees/cost.
22 $2,500

CONTACT
INFORMATION
LOU
DE LA AGUILERA
Chairman, President
& CEO
(305) 715-5186 laguilera@uscentury.com
ROB
ANDERSON
EVP, Chief Financial
Officer
(305) 715-5393 rob.anderson@uscentury.com INVESTOR
RELATIONS
InvestorRelations@uscentury.com